RECORDING REQUESTED BY AND
WHEN RECORDED RETURN TO:

Eric D. Gadd
President
Zond Windsytem Management LLC
1221 Lamar Street
Suite 1600
Houston, Texas 77010


                 (Space above this line for Recorders use only
--------------------------------------------------------------------------------



                            AMENDMENT TO WIND PARK
                              EASEMENT AGREEMENT


     This Amendment to Wind Park Easement Agreement (the "Amendment") is made by and between Mesa Wind Developers, a California joint venture ("MWD") and Zond PanAero Windsystem Partners I, a California Limited Partnership (the "Partnership").


                                   RECITALS
                                   --------


     WHEREAS, MWD and the Partnership are parties to that certain Wind Park Easement Agreement dated as of September 30, 1984 (the "Wind Park Easement Agreement"), pursuant to which MWD has granted to the Partnership the right to use a portion of the Operating Site (as defined in the Wind Park Easement Agreement) for the purposes of constructing, operating, maintaining, repairing and restoring the Partnership's Turbines (as defined in the Wind Park Easement).


     WHEREAS, the term of the Wind Park Easement Agreement expires on December 31, 2004 (the "Wind Park Easement Termination Date") and the parties desire to extend the term of the Wind Park Easement Termination Date under the Wind Park Easement Agreement until June 23, 2005 and to modify certain other provisions of the Wind Park Easement Agreement as set forth in this Amendment.

                                   AGREEMENT
                                   ---------


     NOW, THEREFORE, MWD and the Partnership agree as follows:

     1. Amendments to Wind Park Easement.
        --------------------------------

          (a)  Section 3 Term of Easement. Section 3 of the Wind Park Easement
               -------------------------
               Agreement is hereby amended by deleting the date "December 31, 2004" that appears in the first sentence thereof and replacing it in its entirety with the date "June 23, 2005"

          (b)  Section 7 Default. Section 7.2.1(a) of the Wind Park Easement
               -----------------
               Agreement is hereby further amended to add the following sentence immediately at the end thereof: "The Partnership shall use commercially reasonable efforts to ensure that the removal of the Turbines by the Partnership or at its direction does not materially interfere with any other party's use of the Operating Site or Access Routes for the production of electrical energy from wind generation equipment."

               Section 7.2.1(b) of the Wind Park Easement Agreement is hereby amended to delete and replace in its entirety the second parenthetical occurring in the last sentence thereof with the parenthetical "(valued in place using commercially reasonable assumptions taking into account, inter alia, any expected revenues from operation and costs of operation, maintenance and repair, including, without limitation, an assumed rental or easement fee for use of the existing infrastructure and land rights held by Mesa even if Mesa would itself be the owner and operator of the Turbines)".

          (c)  Section 8.1 Removal by Partnership. Section 8.1 of the Wind Park
               ----------------------------------
               Easement Agreement is hereby amended as follows: the section reference "Section 9.2" is deleted and replaced with "Section 8.2" and the section reference "Section 10.1" is deleted and replaced with "Section 9.1".

               Section 8.1 of the Wind Park Easement Agreement is hereby further amended to add the following sentence immediately at the end thereof: "The Partnership shall use commercially reasonable efforts to ensure that the removal of the Turbines by the Partnership or at its direction does not materially interfere with any other party's use of the Operating Site or Access Routes for the production of electrical energy from wind generation equipment."

          (d)  Section 8.2 Abandonment by Partnership. Section 8.2 of the Wind
               --------------------------------------
               Park Easement Agreement is hereby amended by deleting the section reference "Section 10 " and replacing it with the section reference "Section 9".

               Section 8.2 of the Wind Park Easement Agreement is hereby further amended to delete and replace in its entirety the second parenthetical occurring in the last sentence thereof with the parenthetical "(valued in place using commercially reasonable assumptions taking into account, inter alia any expected revenues from operation and costs of operation, maintenance and repair, including, without limitation, an assumed rental or easement fee for use of the existing infrastructure and land rights held by Mesa even if Mesa would itself be the owner and operator of the Turbines)".

          (e)  Section 9.1 Mesa Rights of First Refusal. Section 9.1 of the Wind
               ----------------------------------------
               Park Easement Agreement is hereby amended by deleting the section reference "Section 10.2" and replacing it with the section reference "Section 9.2".

               Section 9.1 of the Wind Park Easement Agreement is hereby further amended to delete and replace in its entirety the second parenthetical occurring in the first sentence thereof with the parenthetical: "(valued in place using commercially reasonable assumptions taking into account, inter alia, any expected revenues from operation costs of operation, maintenance and repair, including, without limitation, an assumed rental or easement fee for use of the existing infrastructure and land rights held by Mesa even if Mesa would itself be the owner and operator of the Turbines)".

     2.   Governing Law. The terms and provisions of this Amendment shall be
          -------------
          governed by and construed in accordance with the laws of the state of California.

     3.   Counterparts. This Amendment may be executed in counterparts, each of
          ------------
          which shall be deemed an original and all of which, when taken together, shall constitute one and the same document.

     4.   Recordation. MWD shall record this Amendment as permitted by
          -----------
          applicable law.

     5.   Effective Date. This Amendment shall be effective and the Wind Park
          --------------
          Easement Agreement shall be amended pursuant to this Amendment as of December 31, 2004.

     IN WITNESS WHEREOF, each of the parties to this Amendment have executed this Amendment on the date set forth below.





MWD                                         Partnership
Mesa Wind Developers                        Zond-PanAero Windsystems Partners I,
a California Joint Venture                  a California Limited Partnership

By: Enron Wind Systems, LLC                 By: Zond Windsystems Management LLC
                                                its General Partner

    By: -------------------                    By: ---------------------
    Name: -----------------                    Name: -------------------
    Title: ----------------                    Title: ------------------


    Date: -----------------                    Date: -------------------

By: PanAero California Ltd.

    By: -------------------
    Name: -----------------
    Title: ----------------


    Date: -----------------

                             NOTARIAL ACKNOWLEDGMENT
                             -----------------------


State of   ---------------------- )
County of  ---------------------- )


On --------------, 20---, before me, the undersigned Notary Public, personally appeared ------------------------ personally known to me or proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument; and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.


(SEAL)


My commission Expires                /       /
                      -------------- ------- --------

                             NOTARIAL ACKNOWLEDGMENT
                             -----------------------


State of   ---------------------- )
County of  ---------------------- )


On --------------, 20---, before me, the undersigned Notary Public, personally appeared ------------------------ personally known to me or proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument; and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.


(SEAL)


My commission Expires                /       /
                      -------------- ------- --------

                             NOTARIAL ACKNOWLEDGMENT
                             -----------------------


State of   ---------------------- )
County of  ---------------------- )


On --------------, 20---, before me, the undersigned Notary Public, personally appeared ------------------------ personally known to me or proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument; and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.


(SEAL)


My commission Expires                /       /
                      -------------- ------- --------